SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies: _______________________

2)	Aggregate number of securities to which transaction applies: _______________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

4)	Proposed maximum aggregate value of transaction: ______________________________
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☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

November 18, 2025

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2025 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust”) and a Proxy Statement describing the proposals to elect a Chair and four Class III Trustees to the Board of Trustees of the Trust (the “Board of Trustees”) and ratify the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Also enclosed is a proxy card for each Participant noting the exact name in which those Units of Participation were registered. A Participant that does not wish that its representative attend the meeting should vote its Units by mail or internet as described herein, as soon as possible.

Sincerely,

/s/ Chang Suh

Chang Suh

Chief Executive Officer & Chief Investment Officer

PLEASE VOTE PROMPTLY COMMENCING ON OR ABOUT NOVEMBER 18, 2025

CS/sa

opeiu #2, afl-cio

Enclosures

AFL-CIO Housing Investment Trust

NOTICE OF THE 2025 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2025 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held virtually on December 17, 2025 at 3:00 p.m. EST for the following purposes:

1.	To elect Christopher B. Coleman as Chair of the Board of Trustees to serve until the 2026 Annual Meeting of Participants or until his successor is elected and qualifies;

2.	To elect Timothy J. Driscoll, Brendan Griffith and Terry O’Sullivan as Class III Union Trustees and Kevin Filter as a Class III Management Trustee, to hold office until the 2028 Annual Meeting of Participants, or until the respective successor of each is elected and qualifies; and,

3.	To ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025.

The close of business on October 31, 2025 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

Please be advised that the Meeting will be held virtually. You will not be able to attend the Meeting in person.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer &
Chief Investment Officer

Dated: November 18, 2025

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

November 18, 2025

General Matters

This Proxy Statement and accompanying proxy card are being sent on or about November 18, 2025 in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or “HIT”) to be held virtually via Zoom on December 17, 2025, beginning at 3:00 p.m. EST and at any adjournment(s) thereof.

Please be advised that as the Meeting will be held virtually, you will not be able to attend it in person. Participants are requested to submit their voting instructions over the Internet or by completing, dating and signing the enclosed proxy card and returning it promptly (following the instructions below). If you plan to participate in the Meeting, please email the Trust at meeting@aflcio-hit.com, using the subject line “Request to Attend” and providing your preferred contact information so that we may follow up with you to share instructions for joining the meeting virtually. Requests to attend the Meeting must be received no later than 8:00 p.m. EST, on December 12, 2025. Instructions on how to vote at the Meeting will be provided during the virtual meeting.

A copy of the Trust’s Annual Report for the year ended December 31, 2024, including financial statements for the corresponding fiscal year (the “Annual Report”), was previously made available to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report and the succeeding Semi-Annual Report and semi-annual financial statements, as filed on Form N-CSR, to any Participant that requests one. Requests for reports can be made by contacting the Trust’s Managing Director – Investor Relations either by telephone ((202) 331-8055), email (IR@aflcio-hit.com) or in writing (AFL-CIO Housing Investment Trust, 1227 25th Street N.W., Suite 500, Washington, D.C. 20037). Reports may also be accessed on the Trust’s website at www.aflcio-hit.com. In addition, please email any questions regarding the proxy materials or the Meeting (including instructions on how to attend and vote at the Meeting) to meeting@aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 17, 2025:

The Proxy Statement, Proxy Card, Notice of Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at www.proxyvotenow.com/HIT.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

At the Meeting, Participants will vote to (i) elect a Chair of the Board of Trustees of the Trust (the “Board of Trustees”); (ii) elect three Class III Union Trustees and one Class III Management Trustee; and (iii) ratify the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

WHO IS ENTITLED TO VOTE?

The close of business on October 31, 2025 is the record date for the determination of Participants entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof (the “Record Date”). As of the Record Date, there were 7,437,561.101 Units of Participation of the Trust outstanding. Each Unit of Participation is entitled to one vote. No shares of any other class of securities were outstanding as of the Record Date.

Only Participants of record on the Record Date, or their duly appointed proxies, will be entitled to vote at the Meeting. As of the Record Date, the Trustees and employees of the HIT did not own any Units of Participation of the Trust. As of the Record Date, no person was known by the HIT to own beneficially or of record 5% or more of Units of Participation of the HIT except as follows:

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Units Outstanding
ILWU-PMA Pension Plan 1188 Franklin Street San Francisco, CA 94109	994,173.117Units of Participation	13.36
National Electrical Benefit Fund 900 Seventh Street, N.W. Washington, D.C. 20001	462,614.693Units of Participation	6.22

WHO CAN ATTEND THE MEETING?

All Participants as of the close of business on the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units of Participation outstanding as of the close of business on the Record Date. For purposes of quorum, Participants will be considered to be present in-person if they attend the Meeting virtually. Proxies received but marked as abstentions will be included in the calculation of the number of Units of Participation considered to be present at the Meeting.

HOW DO I VOTE?

By Mail: If the Proxy Card that accompanies this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon or, in the case of an unexpected Trustee vacancy, in accordance with the recommendation of the Nominating Committee of the Board. Voting instructions by mail must be post-marked by 11:59 p.m. EST December 16, 2025.

By Internet: If the Proxy Card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon or, in the case of an unexpected Trustee vacancy, in accordance with the recommendation of the Nominating Committee of the Board. Voting instructions by the Internet must be received by 11:59 p.m. EST December 16, 2025.

To vote by proxy through the Internet:

1)	Use a web browser to go to www.proxyvotenow.com/HIT; and,

2)	Enter the Control Number* provided on your Proxy Card.

By QR Code: If the Proxy Card is properly voted electronically through the QR Code, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon or, in the case of an unexpected Trustee vacancy, in accordance with the recommendation of the Nominating Committee of the Board. Voting instructions by QR Code must be received by 11:59 p.m. EST December 16, 2025.

To vote by proxy using the QR Code:

1)	Scan the QR Code appearing on your Proxy Card; and,

2)	Enter the Control Number* provided on your Proxy Card.

Via Zoom: You will not be able to attend the Meeting in person. Participants are requested to submit their voting instructions over the Internet, by telephone or by completing, dating and signing the enclosed Proxy Card and returning it promptly. If you plan to participate in the Meeting, please email the Trust at meeting@aflcio-hit.com, using the subject line “Request to Attend” and providing your preferred contact information so that we may follow up with you to share instructions for Zoom dial-in. Requests to attend the Meeting virtually must be received no later than 8:00 p.m. EST December 12, 2025. Instructions on how to vote at the Meeting will be provided during the virtual meeting held via Zoom.

* Please enter the Control Number exactly as it appears on your Proxy Card.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes. Any Participant giving a proxy, by any of the above methods, may revoke it at any time before it is exercised by giving written notice to the Trust. You may also revoke your proxy by submitting a subsequent proxy. If you intend to revoke your proxy by submitting a subsequent proxy by Internet or QR Code, you must submit the subsequent proxy by 11:59 p.m. EST, December 16, 2025. If you intend to revoke your proxy by submitting a subsequent proxy by mail, the submission must be post-marked by 11:59 p.m. EST December 16, 2025. You may also revoke your proxy by voting at the Meeting if you are attending the Meeting virtually. However, in order to do so, you must request to attend the meeting by 8:00 p.m. EST December 12, 2025. Instructions to attend the Meeting virtually via Zoom are included above.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board of Trustees of the Trust (the “Board of Trustees”). The Board of Trustees’ recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board of Trustees recommends a vote:

●	FOR election of a Chair of the Board of Trustees (see page 5);

●	FOR election of three Class III Union Trustees and one Class III Management Trustee (see page 5); and

●	FOR ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (see page 19).

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named as proxies.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

The vote required for approval of each proposal will be an affirmative vote of a majority of the Units of Participation represented in person or by proxy at the Meeting, so long as a quorum is present. Each Unit of Participation is entitled to one vote. Although abstentions will be used to calculate whether a quorum is present, they will not be used to calculate the number of Units of Participation that voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

This proxy is being solicited through the mail and/or electronically by the Board of Trustees. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by email, telephone or oral communication following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed or otherwise delivered to Participants was on or about November 18, 2025.

ELECTION OF THE CHAIR OF THE BOARD OF TRUSTEES AND CLASS III TRUSTEES

PROPOSAL I:   TO ELECT THE CHAIR (Discussed under Proposal II)

PROPOSAL II: TO ELECT THREE (3) CLASS III UNION TRUSTEES AND ONE (1) CLASS III MANAGEMENT TRUSTEE

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chair. The Board of Trustees currently consists of 15 Trustees, eight (8) of whom are Union Trustees (Driscoll, McGarvey, Noble, O’Sullivan, Redmond, Shelton, Shuler and Williams), six (6) of whom are Management Trustees (Filter, Gainer, Mundo, Quinn, Schmidt and Thompson), and one (1) of whom is the Chair (Coleman).

The Declaration of Trust divides the Union and Management Trustees into three equal classes (each, a “Class”). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees and no Class is permitted to have more than eight (8) Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chair to serve until the next Annual Meeting, such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class, and any additional nominees.

The terms of office for Trustees Driscoll, O’Sullivan and Filter will expire on the day of the Meeting. The Board of Trustees have nominated each for re-election as either a Class III Union or Management Trustee, as applicable, with Trustees Driscoll and O’Sullivan standing for re-election as Class III Union Trustees and Trustee Filter standing for re-election as a Class III Management Trustee. Brendan Griffith is standing for election for the first time as Class III Union Trustee. The term of Chair Coleman will expire on the day of the Meeting. The Board of Trustees has nominated Mr. Coleman for re-election as Chair. If each of the nominated Trustees is elected, immediately following the Meeting there will be nine (9) Union Trustees, six (6) Management Trustees and one (1) Chair.

The principal occupations and business experience for at least the past five years for Mr. Coleman and each of the Class III Trustee nominees is described below under “Nominees for Election.”

If a proxy is received from a Participant, the Units of Participation represented by such proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Each Class III Trustee nominee will serve a three-year term ending in 2028, or until the successor of each is elected and qualifies. If re-elected, Mr. Coleman will serve as Chair of the Board of Trustees for a one-year term ending in 2026, or until his successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees would be unavailable for election, if a vacancy should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other person, if any, as the Nominating Committee may recommend. Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by Mr. Coleman and each Class III Trustee nominee and sets forth the name, age, principal occupation or employment, and the period during which they have served as a Trustee of the Trust, if any. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected. The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are also listed below. Correspondence intended for Mr. Coleman, a Class III Trustee nominee or any Trustee may be sent c/o AFL-CIO Housing Investment Trust, 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037.

For the first time, Brendan Griffith is standing for election by Participants. All other candidates have been previously elected by Participants. Brendan Griffith currently serves as President of the New York City Central Labor Council, AFL-CIO (the “NYC CLC"). He was elected to this post in July 2025, upon the retirement of long-serving NYC CLC President and former HIT Board member Vincent Alvarez.

Although Mr. Griffith is new to his current position, he has a long, proud and proven commitment to the NYC labor movement. He joined the NYC CLC in 2009, progressing from Assistant to the President to Chief of Staff before being elected President. During this time, he coordinated key CLC programs and oversaw day-to-day operations to support the CLC’s mission of advancing workers’ rights and building union power. The NYC CLC’s major annual events are among his most rewarding and visible efforts, including the Annual Workers Memorial Day Commemoration, the Triangle Shirtwaist Factory Fire Commemoration, and their Annual Labor Day Parade, the oldest and largest in the nation.

President Griffith completed an apprenticeship with Iron Workers Local 40 and is a graduate of the NYS AFL-CIO / Cornell Union Leadership Institute as well as Fordham University (B.A., Political Science).

Biographies for the Trustee candidate and current Trustees are included below.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Christopher B. Coleman Age 63	Chair	Service Commenced December 2020, Term Expires 2025	President and CEO, Twin Cities Habitat for Humanity; formerly, Mayor, City of Saint Paul, MN; President, National League of Cities; Member, St. Paul City Council; Investment Advisor, RBC Cain Rauscher. Mr. Coleman has particular knowledge and experience regarding real estate finance and construction, economic and community development and public policy.	2	None
Timothy J. Driscoll Age 62	Union Trustee	Service Commenced March 2020, Term Expires 2025	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Member, BAC Executive Board; Co-Chair of both Bricklayers and Trowel Trades International Pension Fund and International Health Fund; Member, Governing Board of Presidents, North America’s Building Trades Unions, AFL-CIO; formerly, Secretary-Treasurer and Executive Vice President, International Union BAC. Mr. Driscoll has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.	2	None

* No nominee Trustee is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, several of the Trustees are associated with organizations that, among other things, develop and manage affordable housing, promote the construction of affordable housing and/or facilitate employment for union members in the construction trades and related industries. From time to time, organizations with which Trustees may be associated may, directly or indirectly, be involved in a transaction in which the HIT is also a participant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Brendan Griffith Age 44	None	N/A	President, New York City Central Labor Council (“NYC CLC”); Board Vice Chair New York Committee for Occupational Safety & Health; Adjunct Professor SUNY Empire State College Harry Van Arsdale Jr School of Labor Studies; formerly Chief of Staff and Assistant to the President, NYC CLC; apprenticed with Iron Workers Local 40; Mr. Griffith has knowledge and experience regarding public policy, the labor movement and the construction industry.	0	None
Terry O’Sullivan Age 70	Union Trustee	Service Commenced December 2019, Term Expires 2025	General President Emeritus, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Trustee, ULLICO; formerly General President, LIUNA. Mr. O’Sullivan has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.	2	None

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Kevin Filter Age 72	Management Trustee	Service Commenced December 2019, Term Expires 2025	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co-Founder, Principal and President, Glaser Financial Group. Mr. Filter has particular knowledge regarding finance and investments, public policy, real estate and the construction industry.	2	None

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION OF THE NOMINEES AS CHAIR AND AS CLASS III UNION AND MANAGEMENT TRUSTEES, AS APPLICABLE.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust and are expected to stand for re-election at subsequent Annual Meetings of Participants.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee **
Paul A. Noble Age 59	Union Trustee	Service Commenced March 2023, Term Expires 2026	International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Sixth District, IBEW. Mr. Noble has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.	2	None

* No Trustee is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, several of the Trustees are associated with organizations that, among other things, develop and manage affordable housing, promote the construction of affordable housing and/or facilitate employment for union members in the construction trades and related industries. From time to time, organizations with which Trustees may be associated may, directly or indirectly, be involved in a transaction in which the HIT is also a participant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee **
Sean McGarvey Age 63	Union Trustee	Service Commenced December 2012, Term Expires 2027	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO (“NABTU”). Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Fredrick Redmond Age 70	Union Trustee	Service Commenced September 2021, Term Expires 2026	Secretary-Treasurer, AFL-CIO; Member, AFL-CIO Executive Council; President, Trade Union Confederation of Americas, Chair, A. Philip Randolph Institute; formerly International Vice President (Human Affairs), United Steelworkers. Mr. Redmond has particular knowledge and experience regarding public policy, economic justice and the labor movement	2	None
Anthony Shelton Age 72	Union Trustee	Service Commenced June 2020, Term Expires 2026	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Shelton has particular knowledge and experience regarding pension funds and the labor movement.	2	None
Elizabeth Shuler Age 55	Union Trustee	Service Commenced October 2009, Term Expires 2027	President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO; Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee **
James A. Williams, Jr. Age 57	None	Service Commenced December 2023, Term Expires 2026	General President, International Union of Painters and Allied Trades (“IUPAT”); Member, AFL-CIO Executive Council; Member and NABTU Governing Board of Presidents; Co-Chair of the U.S. Industry Pension Fund, Labor Management Cooperation Initiative, and International Finishing Trades Institute. Mr. Williams has particular knowledge and experience regarding the construction industry, pension funds, and the labor movement.	2	None
Bridget Gainer Age 57	Management Trustee	Service Commenced January 2018, Term Expires 2026	Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon & Commissioner, Cook County (Ill.) Board; formerly Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.	2	None
Vito V. Mundo Age 68	None	Service Commenced 2024; Term Expires 2027	Consultant, Joint Industry Board of the Electrical Industry (“JIB”); President, The Club at Crystal Lake & Vice President, HarborView Estates; formerly, General Counsel, JIB. Mr. Mundo has particular knowledge and experience regarding pension plans, real estate finance, public policy and the labor movement.	2	None
Jack F. Quinn, Jr. Age 74	Management Trustee	Service Commenced June 2005, Term Expires 2026	Senior Advisor for Public & Community Relations, Barclay Damon; formerly President, Erie Community College; President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding significant facets of the operations of the HIT and public policy.	2	None

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee **
Deidre L. Schmidt Age 55	Management Trustee	Service Commenced January 2018, Term Expires 2026	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.	2	None
Harry W. Thompson Age 66	Management Trustee	Service Commenced April 2019, Term Expires 2027	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting, and financial reporting.	2	None

Union Trustees Driscoll and O’Sullivan and Management Trustee Filter are “Class III” Trustees, whose terms expire at the 2025 Annual Meeting of Participants. Union Trustees Noble, Redmond and Shelton and Management Trustees Gainer, Quinn and Schmidt are “Class I” Trustees, whose terms expire at the 2026 Annual Meeting of Participants. Union Trustees McGarvey and Shuler and Management Trustees Mundo and Thompson are “Class II” Trustees, whose terms expire at the 2027 Annual Meeting of Participants. Chair Coleman is the Chair of the Board of Trustees (a non-classified Trustee) with a one-year term that expires at the 2025 Annual Meeting of Participants.

Executive Officers

The executive officers of the HIT are located at 1227 25th Street N.W., Suite 500, Washington, D.C. 20037. The executive officers of the HIT are elected by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify. As of October 31, 2025, the executive officers of the HIT are as follows:

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations During At Least the Past 5 Years*	Other Directorships Held by Officer **
Chang Suh Age 54	Chief Executive Officer since 2018 & Chief Investment Officer since 2003	Service Commenced April 1998	Formerly Co-Chief Portfolio Manager, Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust.	None
John Hanley Age 59	Senior Managing Director – Multifamily Originations since 2019	Service Commenced July 2019, Previous Service 1992-2006	Formerly Director-Investments, National Real Estate Advisors; Executive Vice President- Investments and Portfolio Management, AFL-CIO Housing Investment Trust.	None
Erica Khatchadourian Age 59	Chief Operating Officer since 2022	Service Commenced April 1993	Formerly Chief Financial Officer, Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.	None
Nicholas C. Milano Age 58	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.	None
Harpreet Peleg Age 51	Chief Financial Officer since 2022	Service Commenced March 2005	Chief Executive Officer, Building America CDE, Inc.; formerly Senior Managing Director – Finance, Controller, AFL-CIO Housing Investment Trust; Chief Financial Officer, AFL-CIO Investment Trust Corporation.	None
Laureen O’Brien Age 54	Chief Compliance Officer and Counsel since 2022	Service Commenced July 2002, Previous Service 1993-1995	Formerly Director of Compliance, Special Counsel and Chief of Staff, AFL-CIO Housing Investment Trust	None

* Includes information from period greater than 5 years where deemed significant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act. The disclosure includes information from period greater than 5 years where deemed significant.

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations During At Least the Past 5 Years*	Other Directorships Held by Officer **
William K. Pierce Age 33	Senior Portfolio Manager since 2022	Service Commenced October 2020	Formerly, Portfolio Manager, AFL-CIO Housing Investments Trust; Portfolio Manager, Capital One.	None
Julissa Servello Age 48	Managing Director – Investor Relations since 2023	Service Commenced September 1998	Formerly Director of Investor Relations, Senior Investor Relations Manager, Investor Relations Manager, Marketing Coordinator, AFL-CIO Housing Investment Trust.	None
Lesyllee White Age 63	Chief Marketing Officer since 2019	Service Commenced November 1999	Formerly Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust.	None

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees has overall responsibility for the management and policies of the Trust. The HIT believes the board leadership structure described in this document is appropriate for the HIT given its size, purpose, holdings and risk profile in order to provide the necessary oversight and risk mitigation in a flexible and efficient manner.

The Board of Trustees maintains three committees: the Executive Committee, the Nominating Committee and the Audit Committee.

Executive Committee

The current members of the Executive Committee are Chair Coleman and Trustees McGarvey, Quinn, Shuler, Filter and Thompson. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940 Act. The Committee chooses one of its members to serve as Chair of the Committee. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session. This Committee met three times in 2024 and has met twice in 2025, year-to-date.

No committee functions as a compensation committee. The Executive Committee, however, may make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers. See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Individuals are not eligible to invest in the HIT and none of the Trustees, including the nominees for Trustee, or officers owns any Units of the HIT.

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. The current members of the Nominating Committee are Trustees Shuler (Chair), McGarvey and Gainer. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940

Act. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met once in 2024 and has met once in 2025, year-to-date.

The Nominating Committee has a charter, a copy of which was filed as an appendix to this Proxy Statement. Proxy Statement for the 2019 Annual Meeting. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the members of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds, and complementary skills.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm. The Board of Trustees selected Harry W. Thompson to serve as Chair of the Audit Committee and designated him as an Audit Committee Financial Expert, along with Trustees, Mundo, Quinn and Redmond, to serve as the other members of the Audit Committee. None of these persons would be interested persons, as defined by Section 2(a)(19) of the 1940 Act. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management, as necessary. The Audit Committee met twice in 2024 and has met three times in 2025, year-to-date.

Board of Trustees

The Board of Trustees met four times during the Trust’s fiscal year ended December 31, 2024 and has met four times in 2025, year-to-date. Trustee Noble attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2024 fiscal year. Board members who have been unable to attend meetings due to scheduling conflicts receive all materials and are regularly briefed on matters before the Board of Trustees.

Because the Trust’s Participants are primarily eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust’s Managing Director – Investor Relations. Participants may also contact Trustees directly (several of whom sit on the boards of Participants). In addition, because historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chair, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees or Participants attended the 2024 Annual Meeting.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees risk management of the HIT directly and, indirectly, through its committee structure and delegations to HIT management. The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, liquidity, internal controls, and portfolio management and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee require regular reports from independent valuation validation consultants and the HIT’s independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

2024 Compensation Table

The following table sets forth the aggregate compensation from the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT for the 2024 fiscal year. The HIT is a single, self-managed fund, and as of December 31, 2024, its staff included 41 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 35 other employees who earned aggregate compensation exceeding $60,000 during the 2024 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees

Chang Suh[2] Chief Executive Officer and Chief Investment Officer	$973,834	$89,200	$189,801	Not applicable

Erica Khatchadourian[3] Chief Operating Officer	490,284	89,200	196,082	Not applicable

[1]	The estimated annual benefits payable upon retirement at normal retirement age to the executive officers and staff of the HIT are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “STAFF RETIREMENT PLAN” below.
[2]	Aggregate HIT compensation includes $30,500 of deferred compensation in 2024 under the 401(k) Plan, and excludes amounts contributed to the Staff Retirement Plan and a Nonqualified Deferred Compensation Arrangement (“NDCA”) on Mr. Suh’s behalf. Retirement Benefits as Part of HIT Expenses includes $6,400 of matching funds paid by the HIT into the 401(k) Plan, $82,800 contributed to the Staff Retirement Plan and $350,004 contributed to the NDCA on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2024 under the 401(k) Plan, including interest and HIT matching, is $2,119,512. No amounts were paid or distributed from the 401(k) Plan or the NDCA for Mr. Suh in 2024. Pursuant to the NDCA, provided that Mr. Suh remains in his current position with the HIT, Mr. Suh will accrue an additional $350,004 per year through December 31, 2026, at which time Mr. Suh would receive a lump sum payment of the total amount accrued under the NDCA, which would be $2,650,000. Under the terms of the NDCA, Mr. Suh would receive the amount that has been accrued to date upon his separation from the HIT if that occurs prior to the final payout payable as of December 31, 2026.
[3]	Aggregate HIT Compensation includes $30,500 of deferred compensation under the 401(k) Plan, and excludes amounts contributed to the Staff Retirement Plan on Ms. Khatchadourian’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,400 of matching funds paid by the HIT into the 401(k) Plan and $82,800 contributed to the Staff Retirement Plan on Ms. Khatchadourian’s behalf. The total amount deferred by Ms. Khatchadourian as of December 31, 2024 under the 401(k) Plan, including interest and HIT matching, is $2,624,374. No amounts were paid or distributed from the 401(k) Plan for Ms. Khatchadourian in 2024.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Theodore S. Chandler[4] Senior Managing Director- Strategic Initiatives	489,952	89,200	116,214	Not applicable

Christopher Coleman Chair	37,000	--	--	37,000

Timothy J. Driscoll Union Trustee	--	--	--	--

Kevin Filter Management Trustee	4,000	--	--	4,000

Sean McGarvey Union Trustee	--	--	--	--

Vito V. Mundo[5] Management Trustee	--	--	--	--

Paul Noble Union Trustee	--	--	--	--

Fred Redmond Union Trustee	--	--	--	--

Anthony Shelton Union Trustee	--	--	--	--

Liz Shuler Union Trustee	--	--	--	--

James A. Williams Jr. Union Trustee

Bridget Gainer Management Trustee	--	--	--	--

Jack F. Quinn, Jr. Management Trustee	9,000	--	--	9,000

[4]	Aggregate HIT Compensation includes $30,500 of deferred compensation under the 401(k) Plan, and excludes amounts contributed to the Staff Retirement Plan on Mr. Chandler’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,400 of matching funds paid by the HIT into the 401(k) Plan and $82,800 contributed to the Staff Retirement Plan in 2024 on Mr. Chandler’s behalf. The total amount deferred by Mr. Chandler as of December 31, 2024 under the 401(k) Plan, including interest and HIT matching, is $529,009. No amounts were paid or distributed from the 401(k) Plan for Mr. Chandler in 2024. Mr. Chandler retired from the HIT in June 2025.
[5]	Mr. Mundo was elected to the Board of Trustees in December 2024.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees

Deidre L. Schmidt Management Trustee	4,000	--	--	4,000

Terry O’Sullivan Union Trustee	--	--	--	--

Harry W. Thompson Management Trustee	29,000	--	--	29,000

RETIREMENT PLANS

The HIT participates in the AFL-CIO Staff Retirement Plan (the “Staff Retirement Plan”) and sponsors the AFL-CIO Housing Investment Trust 401(k) Plan (the “401(k) Plan”) described below for all of its employees.

Staff Retirement Plan

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees. All participating employers make contributions to the Staff Retirement Plan on their employees’ behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service (“IRS”) imposes an annual maximum on the amount that can be included in determining base salary for employer contributions. During 2024 that maximum amount was $345,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2024. During 2024, the annual base salary used to calculate estimated annual pension payments upon retirement from the Staff Retirement Plan for Mr. Suh, Mr. Chandler and Ms. Khatchadourian was $250,000 prior to July 1, 2024 and $330,000 thereafter, consistent with the terms for determining the current Final Average Salary explained below. As of the date hereof, Mr. Suh has approximately 27, Mr. Chandler has approximately 16, and Ms. Khatchadourian has approximately 32 credited years of service under the Staff Retirement Plan.

The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of vesting service, beginning as early as age 60 if the employee has at least 10 years of credited service, or beginning as early as age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service. For service through June 30, 2024, eligible employees will receive 3.00% of their “Part A - Final Average Salary” for each year of credited service up to 25 years, and 0.5% of their Part A - Final Average Salary for each year of credited service over 25 years. Part A – Final Average Salary is an average of the highest consecutive 36 months’ base earnings through June 30 2014 (or at the point of vesting if later). For service on and after July 1, 2024, eligible employees will receive 2.12% of “Part B – Final Average Salary” for each year of credited service up to 25 years and 0.5% of their Part B – Final Average Salary for each year of credited service over 25 years. Part B – Final Average Salary is an average of the highest consecutive 60 months’ base earnings while working in covered employment under the Plan.

This final calculated pension amount at retirement is subject to (1) IRS limits, (2) certain elections related to survivor benefits made by the employee at the time of retirement, (3) the Part A - Final Average Salary for service prior to July 1, 2024, and (4) the Part B – Average Salary for service on and after July 1, 2024.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. Each table reflect the estimated amounts as though all service had been earned under the respective formula.

Estimated Annual Benefit Under Part A (pre June 30, 2024)
Frozen Final Average Salary [1]	Years of Service
	15	20	25	30
$100,000	$ 45,000	$ 60,000	$ 75,000	$ 77,500
150,000	67,500	90,000	112,500	116,250
200,000	90,000	120,000	150,000	155,000
250,000	112,500	150,000	187,500	193,750

Estimated Annual Benefit Under Part B (post June 30, 2024)
Final Average Salary	Years of Service
	15	20	25	30
$100,000	$31,800	$ 42,400	$ 53,000	$ 55,500
150,000	47,700	63,600	79,500	83,250
200,000	63,600	84,800	106,000	111,000
250,000	79,500	106,000	132,500	138,750

[1]	Final average salary frozen as of June 30, 2014, or point of vesting if later.

The 401(k) Plan

Under the 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. All employees of the HIT are eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. Eligible employees may enroll in or change their contribution at any time during the year. The HIT matched dollar-for-dollar the first $6,400 contributed by the employee in 2024 and is matching the first $10,000 in 2025. The amount elected to be deferred by an eligible employee and the amount of the HIT’s matching contribution will be deposited in a trust account at the recordkeeper in the employee’s name and vests immediately. No part of the trust account is secured by the HIT.

Except as noted below, an actively working employee under the age of 59½ cannot withdraw these amounts unless the employee has a financial hardship as defined by the IRS. The employee’s entire 401(k) account value, plus the vested value of the employer matching contributions may be used towards a financial hardship. Additionally, an active employee may borrow from his or her account subject to certain prescribed limitations, however, the loan must be paid back upon termination of employment or treated as a distribution, and penalties and taxes may apply.

When a participating employees active employment terminates, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses). The use of such lump sum payments are governed by tax laws.

Per IRS regulations, amounts in an individual’s account must be distributed to the employee in one lump sum or in periodic installments directed by the individual, beginning no later than April 1st of the year following the year in which the employee retires after reaching age 73. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan.

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III:TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2025. Representatives of Ernst & Young LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1)	Audit fees.

The aggregate fees billed for professional services provided to the Trust by its independent auditor for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $393,800 and $382,300 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(2)	Audit-related fees.

The aggregate fees billed by the Trust’s independent auditors for assurance and related services relating to the performance of the audit of the Trust’s financial statements and not reported under the heading “Audit Fees”, above, were $0 for each of the fiscal years ended December 31, 2024 and December 31, 2023. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2024 and December 31, 2023. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

(3)	Tax fees.

The aggregate fees billed by the Trust’s independent auditors for professional services provided to the Trust for tax compliance, including preparation of tax returns and distribution assistance, was $39,150 and $38,000 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2024 and December 31, 2023. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

(4)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those previously stated, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, was $18,540 and $18,000 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

The aggregate fees billed for all services other than those set forth in paragraphs (1), (2) and (3) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the fiscal years ended December 31, 2024 and December 31, 2023. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2024 and 2023 fiscal years.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee considered the independent registered public accounting firm’s provision of non-audit services to the Trust that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to the Trust that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the Trust’s independent registered public accounting firm and pre-approves each audit and non-audit related service. The engagement of Ernst & Young LLP was pre-approved by the Audit Committee for the fiscal years 2024 and 2023. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young LLP for the fiscal years 2024 and 2023 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

PROPOSALS FOR 2026 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s 2026 Annual Meeting of Participants (expected to be held in December 2026, at the offices of the Trust, 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037, or in a virtual format) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2026.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Units represented by such proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting are urged to forward their proxies commencing on or about November 18, 2025. A prompt response will be appreciated.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer &
Chief Investment Officer

Vote By QR Code 1. Read the proxy statement and have the proxy card at hand. 2. Scan the QR Code. 3. Follow the simple instructions.	Vote Online 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/HIT 3. Follow the simple instructions.	Vote by Mail 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

Please detach at perforation before mailing.

AFL-CIO HOUSING INVESTMENT TRUST

ANNUAL MEETING OF PARTICIPANTS TO BE HELD ON DECEMBER 17, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE AFL-CIO HOUSING INVESTMENT TRUST (THE “HIT”). The Units of Participation represented hereby will be voted in accordance with instructions contained in this proxy, if properly executed.

The signer hereby appoints Erica Khatchadourian, Nicholas C. Milano and Harpreet S. Peleg, each of them with power to act without the others and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust to be held December 17, 2025, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act upon the matters of the Annual Meeting.

The signer of this Proxy hereby ratifies and confirms that said proxies or their substitutes or any of them may lawfully do so by virtue hereof. The signer hereby acknowledges receipt of the Notice of the 2025 Annual Meeting of Participants to be held December 17, 2025, and of the Proxy Statement dated November 18, 2025.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Please complete, sign, and return this card as soon as possible.

Signature	Date

Signature(s) and Title(s), if applicable. (Sign in the box). Please sign exactly as your name appears on this proxy card. When signing as authorized signatory, please indicate. Please be sure to put the date of your signature in the box labeled “Date”.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF PARTICIPANTS
TO BE HELD DECEMBER 17, 2025.

The proxy statement is available online at: www.proxyvotenow.com/HIT

PLEASE NOTE THAT ALL VOTES MUST BE TIME STAMPED OR
POSTMARKED BY 11:59 P.M. ON DECEMBER 16, 2025.

The Board of Trustees recommend a vote FOR the below items. ANY PROXY RECEIVED AND NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

TO VOTE- MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN

1.	To elect Christopher B. Coleman as Chair of the Board of Trustees to serve until the 2026 Annual Meeting of Participants or until his successor is elected and qualifies:	○	○	○

2.	To elect three Class III Union Trustees and one Class III Management Trustee to hold office until the 2028 Annual Meeting or until the respective successor of each is elected and qualifies:

(01)	Timothy J. Driscoll, Union Trustee	○	○	○

(02)	Brendan Griffith, Union Trustee	○	○	○

(03)	Terry O’Sullivan, Union Trustee	○	○	○

(04)	Kevin Filter, Management Trustee	○	○	○

3.	To ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025:	○	○	○

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING!

AFL-CIO HOUSING INVESTMENT TRUST

NOMINATING COMMITTEE CHARTER

(adopted November 13, 2019)

This charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees of the AFL-CIO Housing Investment Trust (the “Trust”). The Board of Trustees shall review this Charter at least annually.

1.	Purpose

The Nominating Committee (the “Committee”) has as its primary purpose responsibility for the nomination of a person to serve as a member of the Board of Trustees of the Trust.

2.	Authority

The Committee has been duly established by the Board of Trustees of the Trust, and shall be provided with appropriate resources to discharge its responsibilities.

3.	Composition and Term of Committee Members

The Board of Trustees may, in its discretion, appoint the members of the Committee, set the number of Committee members and add or remove one or more members. Members of the Committee may not be interested persons of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Each member of the Committee shall serve until a successor is appointed.

4.	Responsibilities

In the event a vacancy exists on the Board of Trustees of the Trust, or a vacancy is anticipated, the Committee shall consider candidates recommended by any of the following (i) members of the Committee, (ii) other members of the Board of Trustees, (iii) participants, and (iv) management, in each case in accordance with procedures to be adopted by the Committee. Each candidate will be evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as his or her compatibility with respect to the Trust’s mission. In addition, candidates will be evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of each candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to participants to become a member of the Board of Trustees of the Trust.

Notwithstanding anything herein to the contrary, any vacancy occurring as a result of the death or resignation of any Union Trustee or Management Trustee within the contemplation of Section 2.7 of the Declaration of Trust shall be filled in the manner provided in such Section 2.7.

5.	Meetings

The Committee shall meet on an “as needed” basis and is empowered to hold special meetings as circumstances require.

A majority of the members of the Committee shall constitute a quorum. The Committee may take action by unanimous written consent.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.